UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2012

PURE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21019	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1725 Gillespie Way, El Cajon, California 92020
(Address of principal executive offices, including zip code)

(619) 596-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On June 26, 2012 we entered into an agreement under which we can borrow a maximum principal amount of $1,333,333 in a transaction we refer to as the “Bridge Loan”. Under the terms of the Bridge Loan we will issue our Secured Convertible Notes in favor of the Lenders. The proceeds of the Bridge Loan will be used for general corporate purposes.  We expect to close the Bridge Loan as soon as possible. The lenders participating in the Bridge Loan are: Rachel Cohen Skydell; CMS Capital; The Tripod Group; Myda Capital LP; Albert Milstein; Kanfei Investments LLC; and, Stahler Investments LLC. Additional investors may also act as lenders prior to the closing of the Bridge Loan. We do not have a pre-existing relationship with any of lenders in the Bridge Loan.

The Secured Convertible Notes have an interest rate of -0-% so long as we repay the principal balance on or before December 26, 2012 and there is no other event of default; there is a one-time interest charge of 10% if we fail to repay the entire balance of the Secured Convertible Notes by December 26, 2012 or there is a prior event of default. The Secured Convertible Notes are secured by a lien on all of our assets pursuant to a Security Agreement. The Secured Convertible Notes are also convertible, at the option of the Lenders, into shares of our common stock if the entire balance is not repaid by December 26, 2012 or there is an earlier event of default; the price for the conversion is $0.41 per share subject to certain adjustments.

As additional consideration for the Bridge Loan, we will also provide or issue, as appropriate, to each of the Lenders at closing: (i) that number of shares of our common stock equal to 15% of the amount loaned by each Lender (resulting in the issuance of a maximum of 487,805 shares of our common stock to the Lenders); (ii) a 10% original issue discount on the Secured Convertible Notes so that each Lender will remit to us 90% of the amount of their respective Secured Convertible Note; and, (iii) warrants to acquire that number of shares of our common stock equal to the amount loaned by each Lender, at a purchase price of $0.41 per share subject to certain adjustments, with a term of 4 years (resulting in the issuance of warrants to acquire 466,667 shares of our common stock, subject to certain adjustments).  We issued 4,600,000 shares of our common stock as additional collateral for the timely repayment of the Secured Convertible Notes. All agreements and documents entered into or delivered as part of the Bridge Loan were done so pursuant to a Securities Purchase Agreement we entered into with each of the Lenders.

The Warrants may be exercised on a cashless basis if after the six month anniversary of the closing date there is no effective registration statement registering the shares underlying the Warrants. We are subject to certain liquidated damages if we fail to timely effectuate a conversion under the terms of the Notes.

Our obligations under the Secured Convertible Notes are guaranteed by a pledge of all assets of the Company pursuant to a Security Agreement. We also issued 4,600,000 shares of our common stock as additional collateral on the Secured Convertible Notes pursuant to the Security Agreement and a Stock Escrow Agreement.

The Securities Purchase Agreement, Secured Convertible Notes, Security Agreement, Stock Escrow Agreement, and Common Stock Purchase Warrants (which we collectively refer to as the “Loan Agreements”) contain representations and warranties of the Company, as well as affirmative and negative covenants imposed by us and accepted as obligations of the Company. The Loan Agreements also contain customary events of default, including nonpayment of principal, interest, fees or other amounts when due; violation of covenants, subject in certain cases to stated grace periods; the attachment or seizure of a substantially all of our assets; the occurrence of certain bankruptcy events; the prevention by governmental authorities of the conduct of a material part of our business; the occurrence of certain payment defaults in respect of other indebtedness; the handing down of certain material judgments adverse to the Company; and inaccuracy of representations and warranties. If an event of default occurs and is continuing, we may be required to repay all amounts outstanding under the Loan Agreements. The Lenders may elect to accelerate the maturity of amounts due under the Loan Agreements upon the occurrence and during the continuation of an event of default.

The securities issued pursuant to the Bridge Loan are being acquired by each of the Lenders in a transaction meeting the requirements of Section 4(2) and/or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or in the case of foreign purchasers, Regulation S under the Securities Act, and have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements. Each Lender represented its intention to acquire the securities for investment only and not with a view toward distribution. Each Lender was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising.

Aegis Capital Corp served as placement agent for the transaction. At closing it shall be entitled to a cash placement fee of up to $53,333. JH Darbie & Co. also served as placement agent for the transaction. At closing it will be entitled to a cash placement fee of up to $20,000.00; 35,000 Warrants on same terms under the transaction; and, 5,000 shares of our restricted common stock.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of  Secured Convertible Note is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the Security Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. A copy of the Stock Escrow Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. A copy of the form Common Stock Purchase Warrant is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The provisions of Item 1.01, above, are hereby incorporated herein by reference as if set forth in full.

Item 3.02   Unregistered Sales of Equity Securities.

The provisions of Item 1.01, above, are hereby incorporated herein by reference as if set forth in full.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement
10.2	Secured Convertible Note
10.3	Security Agreement
10.4	Stock Escrow Agreement
10.5	Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.
Dated: June 29, 2012	By:	/s/ Michael L. Krall
Michael L. Krall President, Chief Executive Officer